Exhibit 99.2

                         DOMAR EXOTIC FURNISHINGS, INC.
                        (UNAUDITED CONSOLIDATED PROFORMA)
                                  BALANCE SHEET
                   AS OF OCTOBER 31, 2007 AND OCTOBER 31, 2006

                                     ASSETS

                                            10/31/2007             10/31/2006
                                           ------------           ------------
CURRENT ASSETS
   Cash                                    $    213,886           $      2,762
   Inventory                                      1,381                     --
                                           ------------           ------------

       Total Current Assets                     215,267                  2,762
                                           ------------           ------------

OTHER CURRENT ASSETS
  Deferred Tax Asset                            189,534                     --
  Investment in Subsidiary                      650,000                     --
  Preferred Stock in Investment               3,910,250                     --
  Due From Related Party                         37,140                     --
  Inventory - Media                          10,000,000                     --
  Prepaid Packages                               84,693                     --
                                           ------------           ------------

      Total Other Current Assets             14,871,617                     --
                                           ------------           ------------
FIXED ASSETS
  Furniture & Equipment                          10,766                     --
  Accum deprec - Furn & Equip                      (750)                    --
                                           ------------           ------------

      Total Fixed Assets                         10,016                     --
                                           ------------           ------------
OTHER ASSETS
  Goodwill                                      487,700                     --

      Total Other Assets                        487,700                     --
                                           ------------           ------------

      TOTAL ASSETS                         $ 15,584,600           $      2,762
                                           ============           ============


   The accompanying notes are an integral part of these financial statements.

                         DOMAR EXOTIC FURNISHINGS, INC.
                        (UNAUDITED CONSOLIDATED PROFORMA)
                                  BALANCE SHEET
                   AS OF OCTOBER 31, 2007 AND OCTOBER 31, 2006

                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                            10/31/2007             10/31/2006
                                                           ------------           ------------
CURRENT LIABILITIES
  Accounts payable                                         $    139,903           $        574
  Payroll Liabilities                                             1,857                     --
  Compensation payable                                           80,472                    600
  Due to affiliate                                                   --                355,430
  Notes payable                                               4,053,750                     --
                                                           ------------           ------------

      Total Current Liabilities                               4,275,982                356,604
                                                           ------------           ------------

LONG-TERM LIABILITIES
  Note Payable                                                3,300,000                     --
  Bond Payable                                                  662,860                     --
                                                           ------------           ------------
      Total Long-Term Liabilities                             3,962,860                     --
                                                           ------------           ------------

      TOTAL LIABILITIES                                       8,238,842                356,604

STOCKHOLDERS' EQUITY
  Common Stock, $0.001 par value
    Authorized: 75,000,000
    Issued: 8,500,000 and 7,500,000, respectively                 8,500                  1,000
  Additional paid in capital                                  8,413,046                  4,000
  Accumulated deficit                                        (1,075,788)              (358,842)
                                                           ------------           ------------

      Total Stockholders' Equity                              7,345,758               (353,842)
                                                           ------------           ------------

      TOTAL LIABILITIES AND EQUITY                         $ 15,584,600           $      2,762
                                                           ============           ============


   The accompanying notes are an integral part of these financial statements.

                         DOMAR EXOTIC FURNISHINGS, INC.
                        (UNAUDITED CONSOLIDATED PROFORMA)
                             STATEMENT OF OPERATIONS
             FOR THE TWELVE MONTHS ENDING OCTOBER 31, 2007 AND 2006


                                                  TWELVE                TWELVE
                                                  MONTHS                MONTHS
                                                10/31/2007            10/31/2006
                                                ----------            ----------

REVENUE                                        $    28,183           $    68,802

COST OF SERVICES                                        --                    --
                                               -----------           -----------

GROSS PROFIT OR (LOSS)                              28,183                68,802

GENERAL AND ADMINISTRATIVE EXPENSES                453,455                11,469

OPERATING LOSS                                    (425,272)               57,333
                                               -----------           -----------

INTEREST EXPENSE                                   496,193                    --

GAIN ON SALE OF SUBSIDIARY                         (14,985)                   --

DIVIDEND INCOME                                         --                    --
                                               -----------           -----------

INCOME/(LOSS) BEFORE INCOME TAXES                 (906,480)               57,333

PROVISION FOR INCOME TAXES
  Federal                                         (189,534)                7,500
  State                                                 --                 2,484
                                               -----------           -----------

NET INCOME/(LOSS)                              $  (716,946)          $    47,349
                                               ===========           ===========

EARNINGS (LOSS) PER SHARE, BASIC               $     (0.35)          $      0.08

WEIGHTED AVERAGE NUMBER OF COMMON SHARES         2,037,931               593,103


   The accompanying notes are an integral part of these financial statements.

                         DOMAR EXOTIC FURNISHINGS, INC.
                        (UNAUDITED CONSOLIDATED PROFORMA)
                        STATEMENT OF STOCKHOLDERS' EQUITY
                             AS OF DECEMBER 31, 2006

                                                                       ADDITIONAL
                                              COMMON         PAR         PAID IN          ACCUM           TOTAL
                                              STOCK         VALUE        CAPITAL         DEFICIT          EQUITY
                                              -----         -----        -------         -------          ------
Balance, October 31, 2005                          --      $    --     $        --     $  (406,191)     $  (406,191)
                                           ----------      -------     -----------     -----------      -----------
Common stock issued for cash on
 March 30, 2006 at $0.005 per share         1,000,000        1,000           4,000                            5,000

Net income (loss)                                                                           47,349           47,349
                                           ----------      -------     -----------     -----------      -----------

Balance, October 31, 2006                   1,000,000      $ 1,000     $     4,000     $  (358,842)     $  (353,842)
                                           ----------      -------     -----------     -----------      -----------
Common stock issued for cash on
 March 9, 2007 at $0.05 per share           1,000,000        1,000          49,000                           50,000

Proforma stock issuance on May 20, 2008     6,500,000        6,500       8,360,046                        8,366,546

Net income (loss)                                                                         (716,946)        (716,946)
                                           ----------      -------     -----------     -----------      -----------

Balance, October 31, 2007                   8,500,000      $ 8,500     $ 8,413,046     $(1,075,788)     $ 7,345,758
                                           ==========      =======     ===========     ===========      ===========


   The accompanying notes are an integral part of these financial statements.

                         DOMAR EXOTIC FURNISHINGS, INC.
                        (UNAUDITED CONSOLIDATED PROFORMA)
                            STATEMENTS OF CASH FLOWS
           FOR THE TWELVE MONTHS ENDING OCTOBER 31, 2006 AND 2005, AND

                                                                           TWELVE              TWELVE
                                                                           MONTHS              MONTHS
                                                                         10/31/2007          10/31/2006
                                                                         ----------          ----------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net income (loss)                                                      $(716,946)          $  47,349
                                                                         ---------           ---------
  Adjustments to reconcile net income to net
   cash provided by (used in) operating activities:
     Adjustments for charges not requiring outlay of cash:
       Inventory                                                            (1,381)                 --
       In-kind Contribution                                                  1,013                  --
       Non-cash interest on beneficial bond conversion                     333,333                  --
       Non-cash office exp from stock acquisition                            2,000                  --
       Non-cash bond issuance exp                                            5,000                  --
       Provision for income taxes                                         (189,534)              7,500
       Write-off of Deposit                                                     --                 650
       Depreciation                                                            785                  --
       Gain on Sale of Subsidiary                                          (15,000)                 --
  (Increase)/Decrease in prepaid expenses                                  (84,693)                 --
  Increase/(Decrease) in amount due to affiliate                           (15,430)            (59,307)
  Increase (Decrease) in accounts payable                                  104,239                  --
  Increase (Decrease) in accrued expenses                                   36,947                 574
  Increase (Decrease) in accrued interest                                  162,860                  --
  Increase (Decrease) in compensation payable                               79,872                 600
                                                                         ---------           ---------

      Total adjustments to net income                                      420,011             (49,983)
                                                                         ---------           ---------

      Net cash provided by (used in) operating activities                 (296,935)             (2,634)
                                                                         ---------           ---------
CASH FLOWS FROM INVESTING ACTIVITIES
  Furniture & Equipment                                                       (301)                 --
                                                                         ---------           ---------

      Net cash flows provided by (used in) investing activities               (301)                 --
                                                                         ---------           ---------
CASH FLOWS FROM FINANCING ACTIVITIES
  Cash Proceeds from stock issuance                                         50,000               5,000
  Cash Received from Affiliate                                                  --                 300
  Cash (Paid) to Affiliate                                                 (37,140)                 --
  Contribution of Capital                                                      500                  --
  Cash Received on notes payable                                                --                  --
  Cash (Paid) on notes payable                                                  --                  --
  Cash Received on bond payable                                            495,000                  --
  Cash (Paid) on bond payable                                                   --                  --
                                                                         ---------           ---------

      Net cash provided by (used in) financing activities                  508,360               5,300
                                                                         ---------           ---------
CASH RECONCILIATION
  Net increase (decrease) in cash and cash equivalents                     211,124               2,666
  Cash and cash equivalents - beginning balance                              2,762                  96
                                                                         ---------           ---------

CASH AND CASH EQUIVALENTS BALANCE END OF PERIOD                          $ 213,886           $   2,762
                                                                         =========           =========


   The accompanying notes are an integral part of these financial statements.